Registration No. 2-89972

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.__	☐

Post-Effective Amendment No. 30	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 6	☒

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

ROBERT J. BERDAN, Vice President, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering                     Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (DATE) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2006

Variable Life

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account

You may choose to invest your Net Premiums in up to six divisions at any time, each of which invests in one of the corresponding portfolios/funds listed below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Large Cap Core Stock Portfolio
T. Rowe Price Small Cap Value Portfolio	Capital Guardian Domestic Equity Portfolio
Aggressive Growth Stock Portfolio	T. Rowe Price Equity Income Portfolio
International Growth Portfolio	Index 500 Stock Portfolio
Franklin Templeton International Equity Portfolio	Asset Allocation Portfolio
AllianceBernstein Mid Cap Value Portfolio	Balanced Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Janus Capital Appreciation Portfolio	Select Bond Portfolio
Growth Stock Portfolio	Money Market Portfolio

Fidelity® Variable Insurance Products Fund III
Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Core Bond Fund
Aggressive Equity Fund	Real Estate Securities Fund
Non-U.S. Fund

Please read carefully this prospectus and the accompanying

prospectuses for the corresponding portfolios/funds and

keep them for future reference. These prospectuses

provide information that you should know before

investing in the Policies.

The Securities and Exchange Commission has not approved or disapproved the

Policies or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

We no longer issue the three Policies described in this prospectus. The variable life policies we presently offer are described in separate prospectuses.

Contents for this Prospectus

PROSPECTUS

Variable Life

•	Whole Life

•	Extra Ordinary Life

•	Single Premium Life

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the three Policies described in this prospectus. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policies.

Benefits of the Policies

Death Benefit The primary benefit of each Policy is the life insurance protection that it provides. For each Policy the death benefit includes a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The Extra Ordinary Life Policy also provides some term insurance during the early Policy years. The death benefit is increased by the amount of any paid-up additions which you have purchased with any dividends that we pay, except that for Extra Ordinary Life Policies, variable insurance amount and paid-up additions will first be used to replace term insurance before increasing the death benefit. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy.

Access to Your Values You may surrender your Policy for the Cash Value at any time during the lifetime of the insured. We will permit a partial surrender so long as the Policy that remains meets our regular size requirements. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security.

Flexibility You may direct the allocation of your premiums and apportion the Account assets supporting your Policy among the 24 divisions of the Account, using as many as six divisions at any time. You may transfer accumulated amounts from one division to another as often as four times in a Policy year.

Tax Benefits You are generally not taxed on your Policy’s investment gains until you surrender the Policy.

Risks of the Policies

Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses.

Policy for Long-Term Protection Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable investment for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse Your Whole Life or Extra Ordinary Life Policy will lapse unless you pay the premiums when they are due, unless the Policy is continued as extended term insurance or a reduced amount of paid-up insurance.

Limitations on Access to Your Values A partial surrender of your Policy will reduce the death benefit. The Policies include no provision for withdrawal of the Cash Value. For the Single Premium Life Policy we will deduct a surrender charge if you request a surrender or partial surrender of your Policy during the first 10 Policy years.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the cumulative premium you pay exceeds a defined limit; surrenders and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Policy. For a more detailed description, see “Deductions and Charges,” “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies” and “Deductions for Single Premium Life Policies.”

Transaction Fees

This table describes the fees and expenses you will pay when you pay premiums, surrender the Policy or transfer amounts between the Account divisions.

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
	Premium Taxes	When you pay premiums	2% of the basic premium	2% of the basic premium

Whole Life and Extra Ordinary Life Policies	Sales Load	When you pay premiums	Year 1: 30% of basic premium Years 2-4: 10% of basic premium Years 5-on: Not more than 7% of basic premium	Same as the current amount

	Charge for Issuance Expenses	When you pay premiums—first Policy year only	Not more than $5 for each $1,000 of insurance	Same as the current amount

Single Premium Life Policy	Administrative Charge	When we issue the Policy	$150	$150

	Surrender Charge	When you surrender, or partially surrender, the Policy during the first ten Policy years	Not more than 9% of the premium paid for the Policy	Same as the current amount

All Policies	Administrative Charge for Partial Surrender	When you make a partial surrender of the Policy	Currently waived	The charge will not exceed our administrative costs.

	Fee for Transfer of Assets	When you transfer assets among the Account divisions	Currently waived	The fee will not exceed our administrative costs.

Whole Life and Extra Ordinary Life Policies	Extra Premium for Insureds Who Do Not Qualify as Select Risks	When you pay premiums	The amount depends on the risk classification	Same as current amount

Periodic Charges Other than Portfolio Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Whole Life and Extra Ordinary Life Policies	Charge for Administrative Costs	Annually, on the Policy anniversary	$35	$35

	Charge for Death Benefit Guarantee	Annually, on the Policy anniversary	1 1/2% of the basic premium	1 1/2% of the basic premium

Extra Ordinary Life Policy	Charge for Dividends	Annually, on the Policy anniversary	Maximum: 17% of the gross annual premium(a)	Same as current amount

	Extra Premium for Extra Life Protection	Annually, after the expiry of the guaranteed period, on the Policy anniversary(b)	Minimum: $2.18 per $1,000 of term insurance(c) Maximum: $256.72 per $1,000 of term insurance(c)	Minimum: $6.27 per $1,000 of term insurance, without the current dividend Maximum: $1,000 per $1,000 of term insurance, without the current dividend

All Policies	Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Account assets	Annual rate of .50% of the Account Assets

	Charge for Federal Income Taxes	Daily	Annual rate of .05% of the Account assets	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies

	Cost of Insurance	Calculated at least annually on the Policy anniversary	Minimum: $0.69 per $1,000 of net amount at risk(d) Maximum: $1,000 per $1,000 of net amount at risk(d)	Same as current amount, without the current dividend

	Charge for Mortality and Expense Risks and Expenses for Loans	Daily	Annual rate of .85% of the borrowed amount(e)	No maximum specified

(a)	The charge for dividends is approximately 7% to 17% of the gross annual premium.

(b)	After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection, we may reduce the amount of term insurance for the Policy year. The amount deducted is an extra amount of premium you may choose to pay in order to keep the initial amount of insurance in force. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.

(c)	Reduced by the estimated year-end dividend.

(d)	The Policies include no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the death benefit and the Cash Value. The cost of insurance is based on the insured’s attained age, the 1980 CSO Mortality Table and the net insurance amount at risk. The amount you pay for the cost of insurance is effectively reduced by the dividends we currently pay on your policy. You may ask your Northwestern Mutual financial representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”.)

(e)	The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.

Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses (including investment advisory fees, distribution (12b-1) fees, and other expenses) of the Portfolios of the underlying Funds that you may pay periodically during the time that you own the Contract. These expenses do not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2005. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

Total Annual Portfolio Operating Expenses	Minimum		Maximum
(expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying Fund assets)	[	%]	[	%]

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $132 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of over 5,600 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

The Account

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, we also use the Account for other variable life insurance policies which are described in other prospectuses. We no longer offer the three Policies described in this prospectus.

Northwestern Mutual is obligated to pay all amounts promised to Policy Owners, subject to the terms and conditions of the Policies. Furthermore, the portion of Account assets equal to policy reserves and liabilities will not be used to pay any liabilities of Northwestern Mutual, other than those arising from variable life insurance policies, although Northwestern Mutual does reserve the right to transfer Account assets in excess of this amount out of the Account.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of a corresponding Portfolio of one of the three Funds described below

The Funds

Each of Northwestern Mutual Series Fund, Inc, Fidelity® Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company (“Funds”). The Account buys shares of the series of the Funds identified below (“Portfolios”) at their respective net asset values without sales charge. You may choose to allocate your purchase payments among up to six of twenty-four divisions and transfer values from one division to another, each of which corresponds with one of the Portfolios. Amounts you allocate among the divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the corresponding underlying Portfolios.

The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.

The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital

T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.

Aggressive Growth Stock Portfolio	Long-term growth of capital

International Growth Portfolio	Long-term growth of capital

Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC

AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	Alliance Capital Management L.P.

Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index

Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC

Growth Stock Portfolio	Long-term growth of capital

Large Cap Core Stock Portfolio	Long-term growth of capital and income

Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company

T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.

Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index

Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk

Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk

High Yield Bond Portfolio	High current income and capital appreciation

Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital

Money Market Portfolio	Maximum current income consistent with liquidity and stability of capital

Fidelity® Variable Insurance Products Fund III

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective
VIP Mid Cap Portfolio	Long-term growth of capital

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Frank Russell Investment Management Company (“FRIMCo”). FRIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital

Information About the Policies

As of the date of this prospectus, we are no longer offering the Policies for sale.

Premiums

For Whole Life Policies and Extra Ordinary Life Policies, premiums are level, fixed and payable in advance during the insured’s lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. The amount of the premium depends on the amount of insurance for which the Policy was issued and the insured’s age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the owner of a Policy not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make premium payments through an automatic payment plan arranged with your bank.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate, and (2) cover the administrative costs to process the additional premium payments. You may obtain information about annual percentage rate (APR) calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.nmfn.com.

Whole Life Policy The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Premiums	Excess of 12 Monthly Premiums Over Annual Premium
	SELECT
15	$50,000	$382.50	$33.60	$403.20	$20.70
35	100,000	1,536.00	135.10	1,621.20	85.20
55	100,000	3,766.00	331.10	3,973.20	207.20
	STANDARD PLUS
15	$50,000	$406.00	$35.60	$427.20	$21.20
35	100,000	1,683.00	148.10	1,777.20	94.20
55	100,000	4,125.00	363.10	4,357.20	232.20
	STANDARD
15	$50,000	$491.50	$43.10	$517.20	$25.70
35	100,000	1,912.00	168.10	2,017.20	105.20
55	100,000	4,587.00	404.10	4,849.20	262.20

Extra Ordinary Life Policy The following table for Extra Ordinary Life Policies shows representative annual premiums for male select standard plus and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit which we guarantee for the lifetime of the insured and the Extra Life Protection which we guarantee for a shorter period. (See “Death Benefit” and “Extra Ordinary Life Policy.”)

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Payments	Excess of 12 Monthly Premiums Over Annual Premium
	SELECT
15	$50,000	$261.50	$23.10	$277.20	$15.70
35	100,000	1,014.00	89.10	1,069.20	55.20
55	100,000	2,612.00	230.10	2,761.20	149.20
	STANDARD PLUS
15	$50,000	$285.00	$25.10	$301.20	$16.20
35	100,000	1,161.00	102.10	1,225.20	64.20
55	100,000	2,971.00	261.10	3,133.20	162.20
	STANDARD
15	$50,000	$357.50	$31.60	$379.20	$21.70
35	100,000	1,377.00	121.10	1,453.20	76.20
55	100,000	3,425.00	301.10	3,613.20	188.20

Single Premium Life Policy The Single Premium Life Policy was available only for applicants who met select or standard plus underwriting criteria as we determined. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to insureds in the standard plus classification.

The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of insurance:

Age at Issue	Face Amount of Insurance	Gross Single Premium
15	$10,000	$1,498.40
35	25,000	6,443.25
55	50,000	23,502.00

Grace Period

For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance. (See “Extended Term and Paid-Up Insurance.”) If you surrender a Policy, we will pay its Cash Value. (See “Cash Value.”) If the insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

Allocations to the Account

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Account on the Policy date and on the Policy anniversary each year. The net annual premium is the annual premium less the deductions described below.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the divisions of the Account. If you direct any portion of a premium to a division, the division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Account on the next Policy anniversary, even if you are paying premiums other than on an annual basis. Eligible Owners may also submit allocation requests via Northwestern Mutual Express (1-800-519-4665) or via our website at nmfn.com.

For a Single Premium Policy we place the entire single premium, less an administrative charge of $150, in the Account on the Policy date and we apportion the amount among the divisions of the Account as you determine.

You may apportion the Account assets supporting your Policy among as many as six divisions of the Account at any time.

Transfers Between Divisions

You may transfer accumulated amounts from one division of the Account to another. We will make the transfer based upon the next valuation of Account assets in the affected divisions that we make after we receive the written request at our Home Office, provided it is in good order. If eligible, Owners may make a transfer request via Northwestern Mutual Express (1-800-519-4665) or via our website at nmfn.com.

Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single Policy during a Policy year. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.

Deductions and Charges

The net premiums we place in the Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The net premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Account. There is also a charge for taxes. (See “Charges Against the Account Assets.”) In addition, the funds in which the Account assets are invested pay an investment advisory fee and certain other expenses. (See “Fee and Expense Tables—Total Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Deductions from Premiums for Whole Life and Extra Ordinary Life Policies

The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This is for the costs of processing applications, medical examinations, determining insurability and establishing records.

There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policy Owners.

There is a deduction each year for sales costs. This amount may be considered a “sales load”. The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for insureds who qualify as select risks and does not include any extra premium amounts for insureds whom we place in other risk classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.

The amount of the deduction for sales costs for any Policy year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we assume. (See “Charges Against the Account Assets.”) To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from .0% to 3.5% of life insurance premiums. The 2% rate is an average.

We guarantee that the death benefit, before adjustments, for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Account. For an Extra Ordinary Life Policy, we guarantee that the death benefit, before adjustments, will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction of 1-1/2% from each basic premium to compensate us for the risk that the insured may die at a point in time when the death benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium.

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Account at the beginning of each Policy year after the deductions described above:

Whole Life

Beginning of Policy Year	Male Age 35 - Select Risk Annual Premium
	$500	$1,000	$5,000
1	$154.28	$320.16	$1,647.28
2 through 4	402.11	834.48	4,293.51
5 and later	416.05	863.41	4,442.36

Beginning of Policy Year	Male Age 35 - Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$123.37	$256.03	$1,317.30
2 through 4	321.57	667.33	3,433.44
5 and later	332.71	690.46	3,552.48

Extra Ordinary Life

Beginning of Policy Year	Male Age 35 - Select Risk Annual Premium
	$500	$1,000	$5,000
1	$134.23	$278.56	$1,433.21
2 through 4	369.62	767.07	3,946.64
5 and later	383.58	796.05	4,095.74

Beginning of Policy Year	Male Age 35 - Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$97.92	$203.21	$1,045.54
2 through 4	269.65	559.59	2,879.11
5 and later	279.83	580.73	2,987.88

Deductions for Single Premium Life Policies

For a Single Premium Life Policy the only deduction from the single premium is an administrative charge of $150. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. (See “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies.”) We place the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Account when we issue the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.

For a Single Premium Life Policy during the first ten Policy years, the Cash Value payable on surrender of the Policy is reduced by a deduction for sales costs. The deduction during the first Policy year is not more than 9% of the Policy’s tabular Cash Value. (See “Cash Value.”) The deduction decreases over time until it is eliminated at the end of the tenth Policy year. We intend the deduction to recover the costs we incur in distributing Single Premium Life Policies which are surrendered in their early years. The deduction will never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.

The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.

Policy Year End When Policy Is Surrendered	Deduction as % of Tabular Cash Value
1	7.9%
2	7.1
3	6.3
4	5.4
5	4.6
6	3.7
7	2.8
8	1.9
9	0.9
10 and subsequent years	0

Since the maximum Policy loan limit for a Single Premium Life Policy is based on the Cash Value payable on surrender, the amount you may borrow during the first ten years is reduced to reflect the deduction for sales costs which we would make if you surrendered the Policy on the date of the Policy loan. (See “Policy Loans.”)

Charges Against the Account Assets

There is a daily charge to the Account for the mortality and expense risks we assume. The charge is at the annual rate of .50% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the costs we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. (See “Annual Dividends.”)

The Policies provide that we may make a charge for taxes against the assets of the Account. Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .05% of the assets of the Account. We may increase, decrease or eliminate the charge for taxes in the future. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.

The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See “Fee and Expense Tables—Total Annual Portfolio Operating Expenses” and attached mutual fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee and may not increase the premiums, the amounts we deduct from premiums and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the Total Death Benefit would otherwise fall below the initial amount of insurance. (See “Extra Ordinary Life Policy.”)

We accept premium payment by various means, including check and electronic funds transfer (EFT).

Death Benefit

Death benefits will be paid under the payment plan that takes effect on the date of death of the insured. Available payment plans include an Interest Income Plan, Installment Income Plans, and Life Income Plans. The Interest Income Plan will be in effect if no payment plan has been elected. The Policy Owner may elect the payment plan while the insured is living or, if the insured is not the Policy Owner, during the first 60 days after the insured’s date of death. If the Policy Owner fails to elect a payment plan, a beneficiary may elect a payment plan for death benefits payable to that beneficiary. A payment plan that is elected by the Policy Owner will take effect on the date of death of the insured if it is received in our Home Office while the insured is living. In all other cases, it will take effect on the date of receipt or a later date, if requested.

The death benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions which you have purchased with dividends is also included in the total death benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. (See “Whole Life Policy and Single Premium Life Policy” and “Extra Ordinary Life Policy.”)

Variable Insurance Amount The variable insurance amount reflects, on a cumulative basis, the investment experience of the Account divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy anniversary. For the first Policy year the variable insurance amount is zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the death benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the death benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy year, the variable insurance amount will neither increase nor decrease on the following anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

The method for calculating the changes in the death benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the attained age of the insured for each Policy year. For a Whole Life Policy, the changes in the death benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the insured’s age on the Policy anniversary.

Because the variable insurance amount is adjusted only on the Policy anniversary, we bear the risk that the insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forego the benefit and we will realize a gain, unless the insured survives to the next Policy anniversary. However, if on the date of death of the insured the value of the Policy, considered as a net single premium, would buy more death benefit than the amount otherwise determined under the Policy, we will pay this increased death benefit.

The cost of life insurance increases with the advancing age of the insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the death benefit in the later Policy years. In general, however, the effect of investment results on the death benefit will tend to be greater in the later Policy years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.

The cost of providing insurance protection under a Policy is reflected in the Cash Value of the Policy. (See “Cash Value.”) The cost is actuarially computed for each Policy each year, based on the insured’s attained age, the 1980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the total death benefit for the Policy minus the Cash Value plus any Policy debt. The cost of insurance differs each year because the probability of death increases as the insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all insureds are in the select underwriting risk classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience.

Whole Life Policy and Single Premium Life Policy For a Whole Life Policy or a Single Premium Life Policy the death benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the death benefit on each Policy anniversary when we determine the variable insurance amount for the following year. The total death benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and is reduced by the amount of any Policy debt outstanding. The death benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due and no Policy debt is outstanding. For a Single Premium Life Policy the death benefit will not be less than the face amount so long as no Policy debt is outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the death benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total death benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions less any Policy debt. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, for which the premium for the entire lifetime of the insured has been paid. Paid-up additions have cash surrender value and loan value.

Extra Ordinary Life Policy The Total Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force, reduced by the amount of any Policy debt outstanding. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease during the guaranteed period, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value.

Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a death benefit only if the insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described; see “Variable Insurance Amount” and “Whole Life Policy and Single Premium Life Policy.”

Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains in force one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is reduced to the amount that will maintain the Total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Account’s investment experience or the amount of any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value. The length of the guaranteed period depends on the age of the insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years. The length of the guaranteed period is set forth in your Policy.

For an insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed. You may request an in force illustration to illustrate the effect of various future rates of return on the amount of Extra Life Protection.

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy anniversary, we may reduce the amount of term insurance for the Policy year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force. The maximum premium rate is set forth in the Policy. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.

The Total Death Benefit is not affected by either investment results or the amount of dividends paid, so long as the Policy is within the guaranteed period of Extra Life Protection unless the term insurance has been eliminated by positive variable insurance amount and paid-up additions. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the Total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the Total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due and no Policy debt is outstanding.

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their Cash Value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to purchase term insurance will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.

Cash Value

The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. Calculation of the Cash Value for any date requires three steps. First, we note the amount shown for the preceding anniversary in the table of Cash Values at the front of the Policy and we adjust it for the time elapsed since the last Policy anniversary. The tabular Cash Values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. (See “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies.”) For the Single Premium Life Policy the calculation begins with the adjusted tabular Cash Value, which reflects the deduction for sales costs if the Policy is surrendered during the first ten years. (See “Deductions for Single Premium Life Policies.”) Second, we add the net single premium for the variable insurance amount to the tabular Cash Value. See the discussion of net single premiums under “Variable Insurance Amount.” If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the insured at each Policy anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular Cash Value and the net single premium for the variable insurance amount to reflect investment results from the last Policy anniversary to the date for which the calculation is being made. The Cash Value is increased by the value of any paid-up additions which have been purchased with dividends.

If a portion of the premium for the current Policy year has not been paid, the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. There is not likely to be any Cash Value for a Whole Life Policy or an Extra Ordinary Life Policy during the early part of the first year because of the first year deductions.

The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender a Policy for the Cash Value at any time during the lifetime of the insured. Alternatively, you may use the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. (See “Extended Term and Paid-Up Insurance.”)

The Policies do not include any provision for a partial surrender. By administrative practice we will permit you to split a Policy into two Policies and surrender one of them, so long as the new Policy meets the regular minimum size requirements. The Policy which continues in force will be based on the age and risk classification of the insured at the time of issuance of the original Policy. The Cash Value and the death benefit will be proportionately reduced. We will allocate reductions among the Account divisions in proportion to the amounts in the divisions.

Annual Dividends

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy’s share annually as a dividend payable on each Policy anniversary beginning at the end of the second year. For Single Premium Life Policies, and some other Policies, the first distribution will be at the end of the first year. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance.

Dividends under participating Policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of cost emerging over time after the Policy’s issue. Thus participating Policies generally have gross premiums which are higher than those for comparable non-participating Policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Decisions with respect to the determination and allocation of divisible surplus are at the discretion and sound business judgment of Northwestern Mutual’s Board of Trustees. There is no guaranteed specific method or formula for the determination and allocation of divisible surplus. Accordingly, the company’s approach is subject to change. Neither the existence nor the amount of a dividend payable on a given policy is guaranteed in any given year.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Although subject to change, the process of determining dividends generally can be described as follows. Our actuary annually examines current and recent experience and compares these actual results with those which were assumed in determining premium rates when each class of Policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Based on the actuary’s recommendations, our Board of Trustees adopts a dividend scale each year, thereby authorizing the distribution of the dividend.

For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with all of our life insurance.

You may use dividends to purchase variable paid-up additions. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. (See “Extra Ordinary Life Policy.”) We hold dividends you leave to accumulate with interest in our general account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3 1/2%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends may be used to purchase fixed benefit paid-up additions. (See “Extended Term and Paid-Up Insurance.”)

Policy Loans

You may borrow up to 90% of a Policy’s Cash Value using the Policy as security. The limit is 75% of the Cash Value during the first two Policy years. If a Policy loan is already outstanding, we determine the maximum amount for any new loan by applying these percentage limitations to the amount of Cash Value which the Policy would have if there were no loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy. If the premium loan provision is in effect, a loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the Policy loan. If the Cash Value decreases to zero the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .85% for the 8% specified Policy loan interest rate and .85% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 8% Policy loan interest rate is currently 7.15%. A Policy loan, even if you repay it, will have a permanent effect on the Policy’s variable insurance amount and Cash Value because the amounts you have borrowed will not participate in the Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

Extended Term and Paid-Up Insurance

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid within the 31-day grace period (see “Grace Period”), you may use the Cash Value to provide a reduced amount of either fixed or variable benefit paid-up insurance. If you choose neither of these options, and do not surrender the Policy, the insurance will remain in force as extended term insurance.

If you use the Cash Value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the Cash Value from the Account to our general account. Thereafter the Policy will not participate in the Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement.”) You may select variable benefit paid-up insurance only if the Policy meets a $1,000 Cash Value minimum test.

You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of Cash Value and the age and sex of the insured, using the table of net single premiums at the attained age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered or the Cash Value is reduced to zero because of a Policy loan.

If the Policy remains in force as extended term insurance the amount of insurance will equal the Total Death Benefit prior to the date the premium was due. The amount of Cash Value and the age and sex of the insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a Cash Value but no loan value.

Reinstatement

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid after the grace period expires, the Policy may be reinstated within five years after the premium due date. The insured must provide satisfactory evidence of insurability. We may require substantial payment. The Policy may not be reinstated if you have surrendered it for its Cash Value.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a fixed benefit policy if any of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio. We will give you notice of any such change and you will have 60 days to make the exchange.

Other Policy Provisions

Owner The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the owner of a Policy.

Beneficiary The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

Incontestability We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

Suicide If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid.

Misstatement of Age or Sex If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Benefit Payment Plans The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policy Owners.

If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

Voting Rights

We are the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the Funds, to vote on matters required to be approved or ratified by Fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders’ meeting of the Funds. However, we will vote the shares held in the Account in accordance with instructions received from Policy Owners, but may change this voting policy if required to do so by applicable Federal law. We will vote any shares for which we do not receive instructions and shares held in our general account in the same proportions as the shares for which voting instructions are received from Policy Owners. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of shares for each division of the Account for which a Policy Owner may give instructions is determined by dividing the amount of the Policy’s Cash Value apportioned to that division, if any, by the per share value for the corresponding Portfolio. The number will be determined as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting.

We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable Federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next semiannual report to Policy Owners.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports

For each Policy year (unless a Whole Life Policy or an Extra Ordinary Life Policy is in force as extended term or fixed benefit paid-up insurance) you will receive a statement showing the death benefit, Cash Value and any Policy loan (including interest charged) as of the anniversary date. You will also receive annual reports, including financial statements.

Special Policy for Employers

The premium for the standard Policy is based in part on the sex of the insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Whole Life Policies, Extra Ordinary Life Policies and Single Premium Life Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we now send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each contract owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-888-455-2232.

Financial Statements

Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account’s Annual Report to Policy Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.

Legal Proceedings

We are engaged in litigation of various kinds which, in our judgment, is not of material importance in relation to our total assets. There are no pending legal proceedings to which the Account is a party.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the death benefit and Cash Value would vary based on hypothetical future investment results.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy’s actual Cash Value, death benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Treatment of Policy Benefits

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

The definitional test under the Code is currently based on mortality tables adopted in 1980 or earlier. However, for Policies materially changed after 2008, the test will be based on 2001 mortality tables. Because the Policy will not satisfy the definitional test using 2001 mortality tables, you will not be permitted to make certain changes to your Policy after 2008 (as defined by Notice 2004-61).

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policy owner’s control of separate account assets will cause the policy owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policy owner to select the investment advisor, the investment strategy or the particular investments of the separate account. If the owner of a policy were treated as the owner of the mutual fund shares held in the Account, the income and gains related to those shares would be included in the owner’s gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

Tax Treatment of Life Insurance While a Policy is in force, increases in the Cash Value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See “Other Tax Considerations.”)

As a general rule, the proceeds from a withdrawal of Cash Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Policy Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed Cash Value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

A Policy may be exchanged tax-free for another life insurance policy, an endowment contract or an annuity contract covering the same insured. Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premiums paid at any time during the first seven Policy years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Cash Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policy owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or

(iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Business Owned Life Insurance Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policy Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.

Split-Dollar Arrangements Life insurance purchased under a split dollar arrangement is subject to special tax rules. Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under, the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

New requirements for nonqualified deferred compensation plans were enacted as part of the American Jobs Creation Act of 2004. The law applies to deferrals after December 31, 2004 and imposes conditions on the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but proposed regulations treat certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. Further guidance is expected on this issue.

Valuation of Life Insurance In 2005, the Treasury and Internal Revenue Service imposed special valuation rules on life insurance distributed from a qualified plan to a participant or transferred by an employer to an employee. Notice 2005-25 provides a safe harbor formula for valuing variable life insurance that is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the

Policy year. These rules do not apply to split-dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations Pursuant to regulations issued in 2003, taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan, or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

More information about Northwestern Mutual Variable Life Account (“Account”) is included in a Statement of Additional Information (SAI), which is dated the same day as this prospectus, incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Account’s SAI, or current annual report, call us at 1-888-455-2232. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for your Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for the Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

VARIABLE LIFE

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the three Policies described in this Statement of Additional Information. The Variable CompLife Policy we currently offer is described in a separate Prospectus and Statement of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policies identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the “Account”), and the related notes and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2005 are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:

Year	Amount
2005	$	________
2004		$84,959,069
2003		$85,607,978

Commissions paid to our agents on sales of the Whole Life and Extra Ordinary Life Policies will not exceed 55% of the collected premium for the first year, 9% of the premium for the second and third years, 6% of the premium for the fourth through seventh years and 3% of the premium for the eighth through tenth years. Thereafter a persistency fee of 2% of premiums may be paid to the agent. For the Single Premium Life Policies commissions are 2-3/4% of the collected premium.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2005, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2005, and for the year then ended are hereby incorporated by reference. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

Page F-1 through F-__ are reserved for

the December 31, 2005 Consolidated Financial

Statements of The Northwestern

Mutual Life Insurance Company

F-1

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Filed herewith

(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997

(b)	Not Applicable

(c)	Distribution Agreement entered into on October 3, 1968 between The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit (c) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003

(d)(1)(a)

Form of Policies –

(1)    Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MM17, with application

(2)    Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MP17, with application (for employers)

(3)    Single Premium Variable Whole Life Insurance Policy, MM16, with application

(4)    Single Premium Variable Whole Life Insurance Policy, MP16, with application (for employers)

(5)    Form of notice of short-term cancellation right

(6)    Forms of Optional Riders:

(i)     Waiver of Premium Benefit

(ii)    Accidental Death Benefit

(iii)  Additional Purchase Benefit

(iv)   Term Insurance Benefit

Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (d)(6), (d)(7), (d)(8), (d)(9), (d)(10) and (d)(11) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003

(7)    Form of Amendment to Variable Life and Variable EOL Form MM.305.(0593)

(8)    Form of Amendment to Single Premium Variable Life Form MM.306.(0593)

(9)    Form of Amendment to Variable Whole Life Form MM.305.(0594)

(10)  Form of Amendment to Variable Whole Life Form MM.305.(0594)

(11)  Form of Amendment to Variable Single Premium Life Form MM.306.(0594)

(d)1(b)	Amendment to Variable Life and Variable EOL Policy	Exhibit A(5)(a) to Form S-6 Post-Effective Amendment No. 21 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 25, 1999

(e)	Form of Life Insurance Application forms	Exhibits (d)(1), (d)(2), (d)(3) and (d)(4) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003

(f)1(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996

(f)1(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

(h)1(a)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(b)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(c)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(i)	Not Applicable

(j)1(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(j)1(b)	Description of Method of Computing Adjustment upon Conversion	Exhibit (j) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

(k)	Opinion and Consent of Peter W. Bruce, Esq. dated March 12, 1984	Exhibit (k) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of PricewaterhouseCoopers LLP	To be filed upon amendment

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing the Depositor’s issuance, transfer and redemption procedures for the Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B)	Exhibit (q) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of February 21, 2006

Name	Business Address
Edward E. Barr	2050 Center Avenue Suite 567 Fort Lee, NJ 07024

John M. Bremer	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

Peter W. Bruce	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

Robert C. Buchanan	Fox Valley Corporation 100 West Lawrence Street (54911) P.O. Box 727 Appleton, WI (54912-0727)

George A. Dickerman	68 Normandy Road Longmeadow, MA 01106-1259

David J. Drury	Poblocki & Sons, LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	ARZU 77 Stone Gate Lane Lake Forest, IL 60045

James D. Ericson	777 East Wisconsin Avenue Suite 3010 Milwaukee, WI 53202

David A. Erne	Reinhart Boener Van Deuren, sc 1000 North Water Street Suite 2100 Milwaukee, WI 53202

J. E. Gallegos	Gallegos Law Firm 460 St. Michaels Drive Building 300 Santa Fe, NM 87505

James P. Hackett	Steelcase, Inc. 901 – 44th Street Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc. 1437 South Boulder Tulsa, OK 74119

Stephen F. Keller	101 South Las Palmas Avenue Los Angeles, CA 90004

Barbara A. King	Landscape Structures, Inc. Route 3 601-7th Street South Delano, MN 55328

Margery Kraus	APCO Worldwide 700 12th Street, NW, Suite 800 Washington, DC 20005

J. Thomas Lewis	228 St. Charles Avenue Suite 1024 New Orleans, LA 70130

Daniel F. McKeithan, Jr.	Tamarack Petroleum Company, Inc. 777 East Wisconsin Avenue Suite 1920 Milwaukee, WI 53202

Ulice Payne, Jr.	Addison-Clifton, L.L.C. 13555 Bishop’s Court Suite 245 Brookfield, WI 53005

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation 201 East Seven Hills Road P.O. Box 998 Port Washington, WI 53074-0998

Barry L. Williams	Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Kathryn D. Wriston	c/o Shearman & Sterling 599 Lexington Avenue, Room 1064 New York, NY 10022

Edward J. Zore	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of February 21, 2006

Name	Title
Edward J. Zore	President and Chief Executive Officer
John M. Bremer	Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce	Chief Insurance Officer
Deborah A. Beck	Executive Vice President (Planning and Technology)
William H. Beckley	Executive Vice President (Agencies)
Mason G. Ross	Executive Vice President & Chief Investment Officer
Mark G. Doll	Senior Vice President (Public Markets)
Christine H. Fiasca	Senior Vice President (Field Support & Systems)
Richard L. Hall	Senior Vice President (Life Product)
William C. Koenig	Senior Vice President & Chief Actuary
Jean M. Maier	Senior Vice President (Insurance Operations)
Meridee J. Maynard	Senior Vice President
Gregory C. Oberland	Senior Vice President & Chief Information Officer
Gary A. Poliner	Senior Vice President & Chief Financial Officer
Marcia Rimai	Senior Vice President (Business Integration Services) (Marketing)
Charles D. Robinson	Senior Vice President (Investment Products & Services)
John E. Schlifske	Senior Vice President (Investment Products & Services and Affiliates)
Leonard F. Stecklein	Senior Vice President (Investment Products & Services)
Robert J. Berdan	Vice President, General Counsel & Secretary
Michael G. Carter	Vice President (Field Compensation & Administration)
Steven T. Catlett	Vice President ( Investment Products)
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Vice President (Real Estate)
Gloster B. Current	Vice President (Policyowner Services)
Thomas E. Dyer	Vice President (Corporate Services)
John M. Grogan	Vice President (Disability Income)
John C. Kelly	Vice President & Controller
John L. Kordsmeier	Vice President (New Business)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Vice President (Securities)
Raymond J. Manista	Vice President (Corporate Planning)
David W. Simbro	Vice President (Long Term Care)
Brenda F. Skelton	Vice President (Communications)
Calvin R. Schmidt	Vice President (Investment Product Operations)
J. Edward Tippetts	Vice President (Wealth Management)
Donald G. Tyler	Vice President (IPS Sales & Products)
Martha M. Valerio	Vice President (Information Systems)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2005

Name	Title
John Abbott	Director-Field Benefit Consultants
Carl Amick	VP-Risk Management Operations
Jason Anderson	Assistant Director Tax
Mark Backe	Asst. General Counsel & Asst. Secretary
Rebekah Barsch	Vice President Investment Product Lines
Blaise Beaulier	Director of Project Portfolio Management
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Maryann Bialo	Asst. Director DI Benefit
Carrie Bleck	Director Policyowner Services
Melissa Bleidorn	Asst. General Counsel & Asst. Secretary
Sandra Botcher	Asst. General Counsel & Asst. Secretary
Anne Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Gwen Canady	Director Corporate Reporting
Kurt Carbon	Director Life Lay Standards
Susan A. Cerbins	Asst. General Counsel & Asst. Secretary
Walt Chossek	Director-Finance
Tom Christianson	Director Advanced Business Services
Barbara Courtney	Director Mutual Fund Accounting
Dennis Darland	Asst. Director DI Benefit
Mark Diestelmeier	Asst. General Counsel & Asst. Secretary
Dave Dorshorst	Director Field Services and Support
John E. Dunn	Asst. General Counsel & Asst. Secretary
James R. Eben	Asst. General Counsel & Asst. Secretary
Cheryl Flanders	Compliance & QA Consultant
Carol Flemma	Director-IPS Bus Development/Comm
Don Forecki	Director Investment Operations
James C. Frasher	Asst. General Counsel & Asst. Secretary
John Garofani	Asst. General Counsel & Asst. Secretary
Sheila Gavin	Asst. General Counsel & Asst. Secretary
Don Gehrke	Director-Inv Client Services
Tim Gerend	Asst. General Counsel & Asst. Secretary
Wally Givler	Vice President Investment Accounting
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Bob Gleeson	Vice President & Medical Director
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Tom Guay	Vice President Underwriting Standards
Greg Gurlik	Director Long Term Care Product Development
Wayne Heidenreich	Medical Director
Gary Hewitt	Vice President & Treasurer
Patricia Hillmann	Director-Annuity Customer Service
Mark W. Humphrey	Director-Architecture Construction Environmental Services
Sharon A. Hyde	Asst. Director Disability Benefit
Elizabeth Idleman	Asst. General Counsel & Asst. Secretary
Todd Jones	Asst. Director- IPS Finance
David B. Kennedy	Asst. General Counsel & Asst. Secretary
Mollie Kenny	Regulatory Consultant
Don Kiefer	Vice President Actuary
James Koelbl	Asst. General Counsel & Asst. Secretary

Abim Kolawole	Asst. General Counsel & Asst. Secretary
Robert Kowalsky	Vice President & Chief Architect
Carol L. Kracht	Vice President, Deputy General Counsel & Investment Counsel
Pat Krueger	Director Annuity Customer Service
Todd Kuzminski	Director Investment Accounting
Donna Lemanczyk	Director-Investment Closing
Elizabeth Lentini	Asst. General Counsel & Asst. Secretary
Sally J. Lewis	Asst. General Counsel & Asst. Secretary
James Lodermeier	Senior Actuary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Cindy Lubbert	Asst. Director-DI Underwriting
Dean Mabie	Asst. General Counsel & Asst. Secretary
Jon Magalska	Actuary
Steve Mannebach	Director Field Management Development
Anthony C. Marino	Asst. General Counsel & Asst. Secretary
Jeff Marks	Director Special Projects
Steve Martinie	Asst. General Counsel & Asst. Secretary
Ted Matchulat	Director Product Compliance
Allan McDonnell	Director-Order Entry Desk/Retail Svc
James L. McFarland	Asst. General Counsel & Asst. Secretary
Patrick McKeown	Investment Research Consultant
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Bob Meilander	Vice President Corporate Actuary
Christopher Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Joanne Migliaccio	Director Field Services and Support
Michael Mihm	Asst. Director-IPS Field Consulting
Lynn Milewski	Director Annuity New Business
Daniel Moakley	Asst. General Counsel & Asst. Secretary
Jill Mocarski	Medical Director
Karen Molloy	Director Banking & Cash Management
Diane Moro-Goane	Director Marketing Materials Review
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
Tim Nelson	Director Market Conduct
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Jeffrey Niehaus	Director-Business Retirement Markets
Kathy Oman	Director-IPS Projects and Planning
Timothy Otto	Asst. General Counsel & Asst. Secretary
Art Panighetti	Vice President Tax
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
Pete Peterson	Director Long Term Care Administration
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Randy Powell	Medical Director
Dave Remstad	Vice President Specialty Markets
Tom Richards	Vice President Agency Development
Dan Riedl	President NMIS
Kathleen M. Rivera	Vice President and Deputy General Counsel

Bethany Rodenhuis	Vice President Audit
Tammy Roou	Asst. General Counsel & Asst. Secretary
Matt Sauer	Director-IPS Compensation
Linda Schaefer	Director-Special Investigative Unit
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz	Vice President Business Markets
Kathleen H. Schluter	Vice President & Tax Counsel
Sue Schmeidel	Director Field Development
Rodd Schneider	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
Sherri Shickert	Director Policyowner Services
David Silber	Asst. General Counsel & Asst. Secretary
Stephen M. Silverman	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Associate General Counsel & Asst. Secretary
Warren Smith	Assistant Director-Architecture
Diane Smith	Assistant Director Policyowner Services
Richard Snyder	Director-Mutual Fund Prod
Steve Sperka	Director DI Benefits
Karen Stevens	Asst. General Counsel & Asst. Secretary
Steve Stone	Director IS Finance
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
Cheryl Svehlek	Director-Administration
Rachel Taknint	Vice President, Department Planning and Operations & Associate General Counsel
Paul Tews	Director Investment Planning
Kellen Thiel	Director-Managed Products
Derek Tyus	Director of Strategic Analysis & Planning
Mary Beth Van Groll	Vice President Information Systems
Natalie Versnik	Director Policyowner Services
Andy Ware	Vice President Actuary
Joel Weiner	Medical Director
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Don Wilkinson	Vice President Agency Administration
Jeff Williams	Director Compliance Risk Management
Brian Wilson	Director-IPS National Sales
John Wilson	Director Long Term Care Sales Support
Robert Wright	Director-Affinity Funds
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Rick Zehner	Vice President Life Products
Patti Zimmermann	Director Investment Technology & Development
Philip Zwieg	Vice President Information Systems

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of December 31, 2005 are set forth on pages C-10 through C-12. In addition to the subsidiaries set forth on pages C-10 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of December 31, 2005)

Name of Subsidiary	Jurisdiction of Incorporation
Alexandra International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Brian International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Cass Corporation – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Diversey, Inc. – 100% ownership	Delaware
Elderwood International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Elizabeth International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Frank Russell Company – 85.48% ownership	Washington
Frank Russell Investment Management Company – 85.48% ownership	Washington
Green Room Properties, LLC – 100% ownership	Delaware
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
INV Corp. – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
Jersey Par, LLC – 100% ownership	Delaware
JYD Assets, LLC – 100% ownership	Delaware
KerryAnne International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Larkin, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware

Mallon International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mason Street Funds, Inc. – 70%[2] ownership	Maryland
Mitchell, Inc. – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM Regal, LLC – 100% ownership	Delaware
NM-Exchange, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NMIS Alabama Agency, LLC – 100% ownership	Alabama
NMIS Massachusetts Insurance Agency, LLC – 100% ownership	Massachusetts
NMIS Georgia Agency, LLC – 100% ownership	Georgia
NML Buffalo Agency, Inc. – 100% ownership	New York
NML-CBO, LLC – 100% ownership	Delaware
NML Development Corporation – 100% ownership	Delaware
NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NML/Tallahassee, Inc. – 100% ownership	Florida
NVOP, Inc. – 100% ownership	Delaware
NVOP, LLC – 75% ownership	Delaware
NVOP Fairfax Ridge – 75% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Foreign Holdings B.V. – 100% ownership	Netherlands
Northwestern International Holdings, Inc. – 100% ownership	Delaware
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Las Vegas, Inc. – 100% ownership	Nevada
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[3] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware
Northwestern Reinsurance Holdings N.V. – 100% ownership	Netherlands
Northwestern Securities Holdings, LLC – 100% ownership	Delaware
Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware
Olive, Inc. – 100% ownership	Delaware
Painted Rock Development Company – 100% ownership	Arizona
Park Forest Northeast, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Rocket Sports, Inc. – 100% ownership	Texas
Russell Investment Funds – 85.48% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware

Scotty, LLC – 100% ownership	Delaware
Sean International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Solar Resources, Inc. – 100% ownership	Wisconsin
St. James Apartments, LLC – 100% ownership	Delaware
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Summerhill Management, LLC – 100% ownership	Delaware
Summit Mall, LLC – 100% ownership	Delaware
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2005, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.

(3)	Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29.	Indemnification

That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 30.	Principal Underwriters

(a) Northwestern Mutual Investment Services, LLC (“NMIS”), is the principal underwriter currently distributing securities of the Registrant. NMIS is the principal underwriter for NML Variable Annuity Account B and the Northwestern Mutual Variable Life Account and all other separate accounts registered under the Investment Company Act of 1940 as unit investment trusts for which Northwestern Mutual serves as the Depositor.

(b) As of February 21, 2006, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark J. Backe	Secretary
Rebekah B. Barsch	Vice President, Investment Product Lines
William H. Beckley	Director
Lisa M. Belli - Fuchs	Director, Compliance Assurance
Mark S. Bishop	Director, Field Supervision
Michael G. Carter	Vice President, Field Services and Support
Walter J. Chossek	Treasurer
Eric P. Christophersen	Vice President, Comliance/Best Practices
Closter B. Current	Vice President, Variable Life Servicing
David J. Dorshorst	Director, Compensation
Michael S. Ertz	Director, Recruiting and Retention
Christina H. Fiasca	Director
Dennis J. Fitzpatrick	Director, Supervision of Todd Business
Carol J. Flemma	Director, Business Development
Stephen J. Frankl	Vice President, Field Training and Development
Don P. Gehrke	Director, Retail Investment Operations
Mark J. Gmach	Regional Vice President, Field Supervision
Laila V. Hick	Assistant Director, NMIS Policy Standards Development
Karla D. Hill	Director, Human Resources
Patricia J. Hillman	Director, Annuity Operations
Diane B. Horn	Director, BD Operations Compliance; Policy, Procedures & Communications
Robert J. Johnson	Director, Compliance Oversight; Chief Compliance Officer of NMIS Registered Investment Advisor
John L. Kordsmeier	Vice President, Variable Life Sales
Gregory S. Leslie	Compliance Registered Options Principal (CROP)
Mary M. Lucci	New Business Compliance Coordinator
Jean M. Maier	Director; Senior Vice President, Insurance Operations
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	Regional Vice President
Allan J. McDonell	Director, Retail Investment Services; Senior Registered Options Principal (SROP)

Jeffrey L. Michaelson	Assistant Director, Mutual Funds
Joanne M. Migliaccio	Director, Contract, License and Registration
Lynn A. Milewski	Director, Annuity Operations
Jay W. Miller	Vice President, Advanced Planning
Diana L. Moro-Goane	Director, Marketing Materials Review
Jennifer Murphy	Assistant Secretary
Timothy Nelson	Director, Market Conduct
Jeffrey J. Niehaus	Director, Business Retirement Markets
Jennifer O’Leary	Assistant Treasurer
Daniel J. O’Meara	Regional Vice President, Field Supervision
Michael J. Patkunas	Regional Vice President
Chris E. Peterson	Regional Vice President
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Charles D. Robinson	Senior Vice President, IPS Strategy
Robin E. Rogers	Assistant Director, License & Registration
John E. Schlifske	Director; President and CEO
Calvin R. Schmidt	Vice President, Investment Product Operations & Systems
Richard P. Snyder	Director, Mutual Funds
William H. Taylor	Director, Financial Security Planning
Kellen A. Thiel	Director, Managed Products
VACANT	Vice President, Field Development
Donald G. Tyler	Vice President, Investment Products and Sales
Thomas A. Waisnor	Regional Vice President
Alan M. Werth	Third Party Sales Consultant
Anne C. Wills	Director, Variable Product Compliance
Donald R. Wilkinson	Vice President, Field Management
Jeffrey B. Williams	Vice President, Compliance Risk Management & Chief Compliance Officer of NMIS Broker-Dealer, Executive Representative
Brian D. Wilson	National Sales Director
Robert J. Wright	Director, Russell Distribution and Planning

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) During 2005 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $81,916,793 for sales of variable life insurance policies, and interests therein, issued in connection with the Registrant.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 21st day of February, 2006.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 21st day of February, 2006.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE Edward J. Zore	Trustee, President and Chief Executive Officer; Principal Executive Officer

/s/ GARY A. POLINER Gary A. Poliner	Senior Vice President and Chief Financial Officer; Principal Financial Officer

/s/ JOHN C. KELLY John C. Kelly	Vice President and Controller; Principal Accounting Officer

J. Thomas Lewis	Trustee

/s/ STEPHEN F. KELLER* Stephen F. Keller	Trustee

/s/ J. E. GALLEGOS* J. E. Gallegos	Trustee

/s/ KATHRYN D. WRISTON* Kathryn D. Wriston	Trustee

/s/ BARRY L. WILLIAMS* Barry L. Williams	Trustee

/s/ DANIEL F. MCKEITHAN, JR.* Daniel F. McKeithan, Jr.	Trustee

/s/ JAMES D. ERICSON* James D. Ericson	Trustee

/s/ EDWARD E. BARR* Edward E. Barr	Trustee

/s/ ROBERT C. BUCHANAN* Robert C. Buchanan	Trustee

/s/ H. MASON SIZEMORE, JR.* H. Mason Sizemore, Jr.	Trustee

/s/ JOHN J. STOLLENWERK* John J. Stollenwerk	Trustee

/s/ GEORGE A. DICKERMAN* George A. Dickerman	Trustee

/s/ JOHN E. STEURI* John E. Steuri	Trustee

/s/ BARBARA A. KING* Barbara A. King	Trustee

/s/ PETER M. SOMMERHAUSER* Peter M. Sommerhauser	Trustee

/s/ JAMES P. HACKETT* James P. Hackett	Trustee

/s/ JOHN M. BREMER* John M. Bremer	Trustee

/s/ PETER W. BRUCE* Peter W. Bruce	Trustee

/s/ DAVID A. ERNE* David A. Erne	Trustee

/s/ MARGERY KRAUS* Margery Kraus	Trustee

/s/ CONNIE K. DUCKWORTH* Connie K. Duckworth	Trustee

/s/ ULICE PAYNE, JR.* Ulice Payne, Jr.	Trustee

/s/ DAVID J. DRURY* David J. Drury	Trustee

Hans Helmerich	Trustee

*By:	/s/ EDWARD J. ZORE
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney attached hereto

Each of the signatures is affixed as of February 21, 2006

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint each or either of Edward J. Zore and John M. Bremer, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign (1) any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, and (2) one or more reports for the fiscal year ended December 31, 2005, including amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith, to be filed on Form 10-K with the SEC under the Securities Exchange Act of 1934 in connection with any such registration statement or amendment thereto. Each of the undersigned does hereby further authorize each or either of said attorneys-in-fact and agents to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either said attorneys-in-fact and agents which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 27th day of July, 2005.

/s/ EDWARD E. BARR	Trustee
Edward E. Barr

/s/ JOHN M. BREMER	Trustee
John M. Bremer

/s/ PETER W. BRUCE	Trustee
Peter W. Bruce

/s/ ROBERT C. BUCHANAN	Trustee
Robert C. Buchanan

/s/ GEORGE A. DICKERMAN	Trustee
George A. Dickerman

/s/ DAVID J. DRURY	Trustee
David J. Drury

/s/ CONNIE K. DUCKWORTH	Trustee
Connie K. Duckworth

/s/ JAMES D. ERICSON	Trustee
James D. Ericson

/s/ DAVID A. ERNE	Trustee
David A. Erne

/s/ J. E. GALLEGOS	Trustee
J. E. Gallegos

/s/ JAMES P. HACKETT	Trustee
James P. Hackett

/s/ STEPHEN F. KELLER	Trustee
Stephen F. Keller

/s/ BARBARA A. KING	Trustee
Barbara A. King

/s/ MARGERY KRAUS	Trustee
Margery Kraus

Trustee
J. Thomas Lewis

/s/ DANIEL F. McKEITHAN, JR.	Trustee
Daniel F. McKeithan, Jr.

/s/ ULICE PAYNE, JR.	Trustee
Ulice Payne, Jr.

/s/ H. MASON SIZEMORE, JR.	Trustee
H. Mason Sizemore, Jr.

/s/ PETER M. SOMMERHAUSER	Trustee
Peter M. Sommerhauser

/s/ JOHN E. STEURI	Trustee
John E. Steuri

/s/ JOHN J. STOLLENWERK	Trustee
John J. Stollenwerk

/s/ BARRY L. WILLIAMS	Trustee
Barry L. Williams

/s/ KATHRYN D. WRISTON	Trustee
Kathryn D. Wriston

/s/ EDWARD J. ZORE	Trustee
Edward J. Zore

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 30 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Filed herewith

C-1